Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of February 5, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017 and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. The defined term “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of the existing defined term:

“Solely for the two fiscal quarters ending December 31, 2017 and March 31, 2018, Consolidated EBITDA may be adjusted (without duplication) to include the Accrued Blenders Tax Credits; provided that such adjustments shall not exceed in the aggregate $26,800,000, whether applied in a single fiscal quarter or applied over such two fiscal quarters, determined by the Borrowers’ Agent in its discretion, which determination shall be confirmed to the Administrative Agent in writing or other authenticated record; provided further that if by June 30, 2018, 26 U.S.C. § 6426(c)(6) of the Code has not been amended to permit the accrual of tax credits under 26 U.S.C. § 6426(c) for calendar year 2017, each determination of Consolidated EBITDA on and after June 30, 2018 that includes a fiscal quarter ending either December 31, 2017 or March 31, 2018, shall be made without including the Accrued Blenders Tax Credit.”
3.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms “Accrued Blenders Tax Credits,” “Blenders Tax Credits” and “Retail West Disposition” in their respective alphabetical order therein:

““Accrued Blenders Tax Credits” means the Blenders Tax Credit that would have been properly determined under 26 U.S.C. § 6426(c) of the Code and accrued to the Credit Parties for their biodiesel related activities between January 1, 2017 and December 31, 2017 had the effectiveness of 26 U.S.C. § 6426(c) of the Code not terminated as of December 31, 2016; provided that such Blenders Tax Credits would not otherwise be eligible to be recognized by the Credit Parties under GAAP accounting rules.”
““Blenders Tax Credits” means a tax credit available with respect to biodiesel fuel mixtures pursuant to 26 U.S.C. § 6426(c) of the Code for certain taxpayers that used or sold certain biodiesel mixtures.”

““Retail West Disposition” means the sale of 100% of the issued and outstanding limited liability company membership interests of Hicksgas, LLC, a Delaware limited liability company, pursuant to the terms and conditions of the Retail West Purchase Agreement.”
““Retail West Purchase Agreement” means that certain Membership Interest Purchase Agreement dated as of November 6, 2017, entered by and among, NGL Propane LLC, a Delaware limited liability company, Parent, DCC LPG Holdings, Inc., a Delaware corporation, and DCC Energy UK Limited.”
4.Amendment to Section 7.4 (Dispositions) of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby amended by inserting the below at the end of existing clause (5) of such section:

“provided further that this clause 5 shall not be applicable to the Retail West Disposition and, for the avoidance of doubt, with respect to any determination as to whether the Credit Parties have exceeded the 7.5% limit on Dispositions for fiscal year 2018, the assets sold in the Retail West Disposition shall be excluded from such determination.”
5.Amendment to Section 7.4 (Dispositions) of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby further amended as follows: (i) by deleting the “and” as it appears at the end of clause (7) thereof, (ii) by deleting the “.” at the end of clause (8) thereof and inserting in lieu thereof “; and” and (iii) by inserting the following as a new clause in the appropriate numeric order:

(9)    “the Credit Parties may consummate the Retail West Disposition.”
6.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

7.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.

(b)Fees and Expenses. The Borrowers shall, upon demand, pay to the Administrative Agent (i) the aggregate amount of the amendment work fees due to the Lenders party hereto in accordance with the offer made in the amendment request prepared in connection with this Amendment and (ii) any and all other reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

8.Retail West Releases; Proceeds Application. By executing this Amendment, each Lender party hereto consents, subject to the consummation of the Retail West Disposition in accordance with the terms of the Retail West Purchase Agreement, to the release of (and authorizes the Collateral Agent to release) Hicksgas, LLC from its Guaranty and its other obligations under the Loan Documents. The Credit Parties hereby agree to use the proceeds (net of expenses) of the Retail West Disposition to pay down existing Indebtedness no later than five (5) Business days after the Retail West Disposition is consummated.

2

9.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

10.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

11.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

12.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

13.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

14.Lender Acknowledgement. Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 3 to Credit Agreement

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL AND MARKETING, LLC
HIGH SIERRA ENERGY, LP
NGL CRUDE CANADA, ULC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
OPR, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 3 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Chris Chapman

Name:	Chris Chapman

Title:	Director

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman

Name:	Chris Chapman

Title:	Director

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason York

Name:	Jason York

Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Delphine Gaudiot

Name:	Delphine Gaudiot

Title:	Director

By:	/s/ Redi Meshi

Name:	Redi Meshi

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ John Berry

Name:	John Berry

Title:	Senior Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Anna C. Ferreira

Name:	Anna C. Ferreira

Title:	Vice President

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval

Name:	Annie Dorval

Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman

Name:	Jacob L. Osterman

Title:	Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Leon Mo

Name:	Leon Mo

Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly

Name:	Houssem Daly

Title:	Associate Director

By:	/s/ Darlene Arias

Name:	Darlene Arias

Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar

Title:	Authorized Signatory

By:	/s/ Christopher Zybrick

Name:	Christopher Zybrick

Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam

Name:	Chris Lam

Title:	Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Scott Donaldson

Name:	Scott Donaldson

Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement